UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 26, 2007

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NAYNA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-13822	83-0210455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4699 OLD IRONSIDES DRIVE, SUITE 420
SANTA CLARA, CALIFORNIA 95054

(Address of principal executive offices, including zip code)

(408) 956-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 26, 2007, Naveen S. Bisht resigned as a director and all officer positions including President, Chief Executive Officer, and Secretary of Nayna Networks, Inc. a Nevada Corporation and all its subsidiaries, and as trustee of the 401(k) plan for Nayna Networks.

On June 26, 2007, Tsuyoshi Taira resigned from all director positions including Chairman of the Board of Directors of Nayna Networks, Inc., a Nevada corporation and all its subsidiaries.

On June 26, 2007, Thomas P. Richtarich was appointed Chief Financial Officer, Secretary and executive officer of Nayna Networks, Inc. and as trustee of the 401(k) plan for Nayna Networks, Inc.

On June 28, 2007, William Boller resigned as director.

On July 2, 2007, Suresh R. Pillai, Vice President of Nayna Networks, Inc. and Managing Director of Nayna Networks (India) Pvt. Ltd. was appointed President, director and executive officer of Nayna Networks, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAYNA NETWORKS, INC.

By:	/s/ Thomas P. Richtarich
Thomas P. Richtarich
Chief Financial Officer
Date: July 2, 2007